Each person whose signature appears below in so signing also makes, constitutes and appoints James F. McCann and William E. Shea, and each of them acting alone, his true and lawful attorney-in-fact, with full power of substitution, for him in any and all amendments and post-effective amendments to this registration statement, and any registration statement or statements on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to shares of Class A Common Stock of the Company to be issued under the 1-800-Flowers.com, Inc. 2003 Long Term Incentive and Share Award Plan, and to file the same (including any amendments to such registration statement and any additional registration statements filed in accordance with General Instruction E to Form S-8 to register additional securities), and all post-effective amendments thereto, together with exhibits to any such registration statements or amendments and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or said attorney-in-fact's substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed as of September 30, 2004 by the following persons in the capacities indicated.

Dated:   September 30, 2004             By:    /s/ James F. McCann
                                                   -------------------
                                                   James F. McCann
                                                   Chief Executive Officer
                                                   Chairman of the Board

Dated:   September 30, 2004             By:    /s/ William E. Shea
                                                   -------------------
                                                   Senior Vice President Finance
                                                   and Administration

Dated:   September 30, 2004             By:    /s/ Christopher G. McCann
                                                   -------------------------
                                                   Christopher G. McCann
                                                   Director
                                                   President

Dated:   September 30, 2004             By:    /s/ John J. Conefry, Jr.
                                                   ------------------------
                                                   John J. Conefry, Jr.
                                                   Director

Dated:   September 30, 2004             By:    /s/ Leonard J. Elmore
                                                   ---------------------
                                                   Leonard J. Elmore
                                                   Director

Dated:   September 30, 2004             By:    /s/ T. Guy Minetti
                                                   ------------------
                                                   T. Guy Minetti
                                                   Director
                                                   Vice Chairman

Dated:   September 30, 2004             By:    /s/ Kevin J. O'Connor
                                                   ---------------------
                                                   Kevin J. O'Connor
                                                   Director

Dated:   September 30, 2004             By:    /s/ Mary Lou Quinlan
                                                   --------------------
                                                   Mary Lou Quinlan
                                                   Director

Dated:   September 30, 2004             By:    /s/ Jeffrey C. Walker
                                                   ---------------------
                                                   Jeffrey C. Walker
                                                   Director